Exhibit J

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated December 10, 2003, in this Registration Statement (Form N-1A No. 33-4959 and 811-1355) of The Alger Funds.

                                                       /s/ Ernst & Young LLP
                                                       Ernst & Young LLP

New York, New York
February 25, 2004